SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 13, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other               Commission               IRS Employer
jurisdiction                 File Number              Identification
of incorporation                                      Number

Delaware                      1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On  February  13,  2002   registrant   issued  a  press  release   entitled
"Halliburton Dividend Declaration and Shareholders' Meeting".

     The following summarizes that press release:

     Registrant announced that its board of directors declared a first quarter dividend of 12.5 cents a share on registrant's common stock payable March 21, 2002, to shareholders of record at the close of business on February 28, 2002. Registrant's annual meeting of shareholders was set for May 15, 2002 in Dallas, Texas. The record date for determination of shareholders entitled to vote at such meeting is March 18, 2002.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated February 13, 2002.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    February 13, 2002          By: /s/ Susan S. Keith
                                       ----------------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary












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                                  EXHIBIT INDEX



Exhibit        Description

20             Press Release Dated February 13, 2002

               Incorporated by Reference












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